MONMOUTH CAPITAL CORPORATION

Juniper Business Plaza

3499 Route 9 North, Suite 3-C

Freehold, New Jersey 07728

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

SEPTEMBER 28, 2005

Notice is hereby given that the forty-fourth Annual  Meeting  of Shareholders (Annual Meeting) of  Monmouth Capital Corporation (the Company) will be held on Wednesday, September 28, 2005, at 4:00 p.m. at the offices of the Company at Juniper Business Plaza, 3499 Route 9 North, Suite 3-C, Freehold, New Jersey, for the following purposes:

1.	To elect seven Directors, the names of whom are set forth in the accompanying Proxy Statement, to serve for the ensuing year,

2.	To approve the selection by the Board of Directors of Cowan, Gunteski and Co. as Independent Auditors for the Company for the year ending December 31, 2005; and

3.	To transact such other business as may properly come before the Annual Meeting and any adjournment thereof.

The books containing the minutes of the last Annual Meeting of Shareholders, and the minutes of all meetings of the Directors since the last Annual Meeting of Shareholders, will be presented at the meeting for the inspection of the shareholders.  Only shareholders of record at the close of business on August 16, 2005 will be entitled to vote at the meeting and at any adjournments thereof.

IF YOU ARE UNABLE TO BE PRESENT PERSONALLY, PLEASE SIGN AND DATE THE ENCLOSED PROXY WHICH IS BEING SOLICITED BY THE BOARD OF DIRECTORS, AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                                    BY ORDER OF THE BOARD OF DIRECTORS

        /s/  Elizabeth Chiarella

                   ELIZABETH CHIARELLA

                                 Secretary

September 6, 2005

MONMOUTH CAPITAL CORPORATION

Juniper Business Plaza

3499 Route 9 North, Suite 3-C

Freehold, New Jersey 07728

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

SEPTEMBER 28, 2005

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Monmouth Capital Corporation (the Company) of proxies to be voted at the Annual Meeting of Shareholders of the Company to be held on September 28, 2005, and at any adjournments thereof (Annual Meeting), for the purposes listed in the preceding Notice of Annual Meeting of Shareholders.  This Proxy Statement and the accompanying Proxy card are being distributed on or about September 6, 2005 to shareholders of record on August 16, 2005.

A copy of the Annual Report, including financial statements, was mailed to all shareholders of record on or about May 13, 2005.

Any shareholder giving the accompanying proxy has the power to revoke it at any time before it is exercised at the Annual Meeting by filing with the Secretary of the Company an instrument revoking it, by delivering a duly executed proxy card bearing a later date, or by appearing at the meeting and voting in person.  Shares represented by properly executed proxies will be voted as specified thereon by the shareholder.  Unless the shareholder specifies otherwise, such proxies will be voted FOR the proposals set forth in the Notice of Annual Meeting.

The cost of preparing, assembling and mailing this Proxy Statement and form of proxy, and the cost of soliciting proxies related to the meeting, will be borne by the Company. The Company does not intend to solicit proxies otherwise than by use of the mail, but certain officers and regular employees of the Company, without additional compensation, may use their personal efforts, by telephone or otherwise, to obtain proxies.

VOTING RIGHTS

Only holders of the Company’s $1.00 par value common stock (Common Stock or Shares) of record as of the close of business on August 16, 2005, are entitled to vote at the Annual Meeting of Shareholders.  As of the record date, there were 4,295,764 shares of Common Stock outstanding, each share being entitled to one vote on any matter which may properly come before the meeting.  Said voting right is non-cumulative. The holders of a majority of the outstanding shares of Common Stock shall constitute a quorum.  An affirmative vote of a majority of the votes cast by holders of the Common Stock is required for approval of Proposals 1 and 2.

PROPOSAL 1

ELECTION OF DIRECTORS

Seven nominees have been nominated by the Nominating Committee to serve on the Board of Directors of the Company.  The proxy will be voted for the election of the seven nominees named herein, all of whom are members of the present Board, to serve for a one-year term for which they have been nominated, unless authority is withheld by the shareholder.  The nominees have agreed to serve, if elected, for the new term.

If for any reason any of the said seven nominees shall become unavailable for election, the proxy will be voted for any substitute nominee who may be selected by the Board of Directors prior to or at the meeting, or, if no substitute is selected by the Board of Directors, for a motion to reduce the membership of the Board to the number of the following nominees who are available.  In the event the membership of the Board is reduced, it is anticipated that it would be restored to the original number at the next annual meeting.  In the event a vacancy occurs on the Board of Directors after the Annual Meeting, the by-laws provide that any such vacancy shall be filled for the unexpired term by a majority vote of the remaining Directors.  The Company has no knowledge that any of the seven nominees shall become unavailable for election.

The proxies solicited cannot be voted for a greater number of persons than the nominees named.

Some of the nominees for Director are also Officers and/or Directors of other companies, including Monmouth Real Estate Investment Corporation and United Mobile Homes, Inc., both publicly-owned affiliated companies.  In addition, the Officers and Directors of the Company may engage in real estate transactions for their own account, which transactions may also be suitable for Monmouth Capital Corporation.  In most respects, the activities of Monmouth Capital Corporation, Monmouth Real Estate Investment Corporation and United Mobile Homes, Inc. are not in conflict, but rather complement each other.  However, the activities of the Officers and Directors on behalf of the other companies, or for their own account, may on occasion conflict with those of the Company and deprive the Company of favorable opportunities.  It is the opinion of the Officers and Directors of the Company that there have been no conflicting transactions since the beginning of the last fiscal year.

The following table sets forth information regarding the Directors standing for election:

Nominee; Age	Present Position with the Company; Business Experience During Past Five Years; Other Directorships	Director Since
	DIRECTORS STANDING FOR ELECTION

Anna T. Chew (47)	Vice President (2001 to present) and Chief Financial Officer (1991 to present) and Director. Certified Public Accountant; Vice President and Chief Financial Officer (1995 to present), Controller (1991 to 1995), and Director (1994 to present) of United Mobile Homes, Inc.; Chief Financial Officer (2003 to present), Controller (1991 to 2003) and Director (1993 to 2004) of Monmouth Real Estate Investment Corporation.	1994

Neal Herstik (46)	Director. Attorney at Law, Gross, Truss & Herstik, PC (1997 to present); Director (2004 to present) of Monmouth Real Estate Investment Corporation; former First Vice President, Marlboro Community Players, Inc., a non-profit corporation (2000 to 2002); Co-founder and former President, Manalapan-Englishtown Education Foundation, Inc., a non-profit corporation (1995 to 2001).	2002

Eugene W. Landy (71)	President (1961 to present) and Director. Attorney at Law; Chairman of the Board (1995 to present), President (1969 to 1995) and Director (1969 to present) of United Mobile Homes, Inc.; President and Director (1968 to present) of Monmouth Real Estate Investment Corporation.	1961

Michael P. Landy (43)	Executive Vice President (2004 to present) and Director. Vice President (2003 to 2004); Vice President-Investments (2003 to present) of Monmouth Real Estate Investment Corporation; Vice President-Investments (2004 to present) of United Mobile Homes, Inc.; President (1998 to 2001) of Siam Records, L.L.C.	2001

Nominee; Age	Present Position with the Company; Business Experience During Past Five Years; Other Directorships	Director Since

Eugene D. Rothenberg (72)	Director. Investor; Director (1977 to present) of United Mobile Homes, Inc.	2001

Robert G. Sampson (79)	Director. Investor; Director (1968 to 2001) of Monmouth Real Estate Investment Corporation; Director (1969 to present) of United Mobile Homes, Inc.; General Partner (1983 to present) of Sampco, Ltd., an investment group.	1963

Stephen B. Wolgin (51)	Director. Principal of U.S. Real Estate Advisors, Inc. (2000 to present), a real estate advisory services group based in New York; Director (2003 to present) of Monmouth Real Estate Investment Corporation; Principal (2000 to 2003) of the Wolgin Group; prior affiliations with J.P. Morgan, Odyssey Associates, The Prudential Realty Group, Standard & Poor’s Corporation, and Grubb and Ellis.	2004

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION TO THE BOARD OF DIRECTORS OF EACH OF THE SEVEN PERSONS STANDING FOR ELECTION NAMED ABOVE

Director Independence

The Company has a Board of Directors consisting of seven members.  The Board of Directors has determined that four members, Neal Herstik, Eugene D. Rothenberg, Robert G. Sampson and Stephen B. Wolgin, are independent as defined by the rules of the Securities and Exchange Commission (SEC) and the listing standards of the NASDAQ Stock Market.  Three members, Anna T. Chew, Eugene W. Landy and Michael P. Landy, are not considered independent directors because of their employment as senior executives of the Company.

Committees of the Board of Directors and Meeting Attendance

During the last year, there were four meetings of the Board of Directors.  No Director attended fewer than 75% of the meetings.

The Company has a standing Audit Committee, Compensation Committee and Nominating Committee of the Board of Directors.

Audit Committee

The Audit Committee’s responsibilities include reviewing and overseeing financial reporting, policies and procedures and internal controls, retaining the independent auditor, approving the audit fees, and discussing the independent auditors independence.  It also overseeing the internal audit function, legal and regulatory compliance and adherence to the Code of Business Conduct and Ethics, establishing procedures for complaints received regarding the Company’s accounting, internal accounting controls and auditing matters.  In addition, the Audit Committee prepares the Audit Committee Report which is included in the Company’s annual proxy statements.    The Audit Committee had four meetings during the fiscal year, including an executive session with the independent auditors, in which management did not attend.

The current members of the Company’s Audit Committee are Neal Herstik, Eugene D. Rothenberg, and Stephen B. Wolgin.   The Board has determined that the members of the Audit Committee are independent as defined by the rules of the SEC and the listing standards of the NASDAQ Stock Market, and that each of them is able to read and understand fundamental financial statements.  The Board has also determined that Stephen B. Wolgin is an “audit committee financial expert” within the meaning of the rules of the SEC and is “financially sophisticated” within the meaning of the rules of the NASDAQ Stock Market.

Compensation Committee

The Compensation Committee evaluates the President’s performance in light of the Company’s goals and objectives and determines the President’s and executive officers’ compensation, which includes base salary and bonus, and administers the Company’s 2004 Stock Option Plan.  The Compensation Committee had one meeting during the last fiscal year.  The current members of the Compensation Committee are Eugene D. Rothenberg and Robert G. Sampson.  The Board has determined that the members of the Compensation Committee are independent as defined by the rules of the SEC and the listing standards of the NASDAQ Stock Market.

Nominating Committee

The Nominating Committee identifies, considers and recommends candidates to serve as members of the Board and makes recommendations regarding the structure and composition of the Board of Directors and Committees.  The Nominating Committee had one meeting during the last fiscal year.  The current members of the Nominating Committee are Neal Herstik, Eugene D. Rothenberg and Robert G. Sampson.   The Board of Directors has determined that each member of the Nominating Committee is an independent Director as defined by the rules of the SEC and the listing standards of the NASDAQ Stock Market.  Our Nominating Committee does not operate under a written charter.

The principal function of the Nominating Committee is to review and select candidates for nomination to the Board of Directors. The Nominating Committee will consider director candidates recommended by the Company's shareholders. Recommendations with regard to nominees for election to the Board of Directors may be submitted by any stockholder entitled to vote for the election of directors in writing, received by the Secretary of the Corporation at least 90 days but not more than 120 days prior to the first anniversary of the date on which the Company mailed its proxy materials for the prior year’s annual meeting of shareholders.  Each notice of nomination must set forth (i) the name, age, business address and, if known, residence address of each nominee, (ii) the principal occupation or employment of each such nominee, (iii) the number of shares of common stock of the Company which are beneficially owned by each such nominee, and (iv) such other information as required by the SEC pursuant to Regulation 14A of the Securities Exchange Act of 1934, as amended (Exchange Act).

In connection with the formation of the Nominating Committee, the Company's Board of Directors established certain minimum qualifications for board members, including being at least 21 years old and possessing (1) the ability to read and understand corporate financial statements, (2) relevant business experience and professional skills, (3) high moral character and personal and professional integrity, and (4) the willingness to commit sufficient time to attend to his or her duties and responsibilities as a director of a public corporation. In addition, the Nominating Committee may consider a variety of other qualities and skills, including (i) the ability to exercise independent decision-making, (ii) the absence of conflicts of interest and, (iii) the ability to work effectively with other directors in collectively serving the long-term interests of all shareholders. Nominees must also meet any applicable requirements of SEC regulations, state law, and the Company's articles of incorporation and bylaws.

The Nominating Committee has established a process for identifying and evaluating nominees for director. The Nominating Committee will annually assess the qualifications, expertise, performance and willingness to serve of existing directors. If at this time or at any other time during the year the Board of Directors determines a need to add a new director with specific qualifications or to fill a vacancy on the Board, the Chairman of the Nominating Committee will then initiate the search, seeking input from other directors and senior management, considering nominees previously submitted by shareholders, and, if deemed necessary or appropriate, hiring a search firm. An initial slate of candidates satisfying the specific qualifications, if any, and otherwise qualifying for membership on the Board, will then be identified and presented to the Nominating Committee by the Committee Chairman. The Nominating Committee will then prioritize the candidates and determine if the Nominating Committee members, other directors or senior management have relationships with the preferred candidates and can initiate contacts. To the extent feasible, all of the members of the Nominating Committee and the President will interview the prospective candidate(s). Evaluations and recommendations of the interviewers will be submitted to the Nominating Committee for final evaluation. The Nominating Committee will meet to consider such recommendations and to approve the final candidate. The Nominating Committee will evaluate all nominees for director, including nominees recommended by a stockholder, on the same basis.

To date, there are no third parties being compensated for identifying and evaluating candidates.

Independent Director Meeting

The Company’s independent directors, as defined under the listing standards of the NASDAQ Stock Market, have established a policy to meet separately from the other directors in a regularly scheduled executive session at least annually, and at such times as may be deemed appropriate by the Company’s independent directors.  Any independent director may call and executive session of independent directors at any time.

Shareholder Communications

The Company has established procedures for shareholders to communicate with the Board of Directors on a confidential basis.   Shareholders who wish to communicate with the Board or with a particular director may send a letter to the Secretary of the Company at 3499 Route 9 North, Suite 3-C, Freehold, NJ  07728.  The mailing envelope must contain a clear notation indicating that the enclosed mailing is a “Stockholder-Board Communication” or “Stockholder-Director Communication”.  All such letters must identify the author as a stockholder and clearly state whether the intended recipients of the letter are all of the members of the Board or just certain specified individual directors.  The Secretary will make copies of all such letters and circulate them to the directors addressed.  If a stockholder wishes the communication to be confidential, such shareholder must clearly indicate on the envelope that the communication is “Confidential”.  The Secretary will then forward such communication, unopened, to the intended recipient.

Code of Conduct

The Company has adopted a Code of Business Conduct and Ethics, which applies to all directors, officers, and employees of the Company, including its principal executive officers and principal financial officer.  This code is posted on our website at www.monmouthcapital.com.  During 2004 and 2005 to date, no violations of the Code of Business Conduct and Ethics were reported nor were any waivers granted.

PROPOSAL 2

APPROVAL OF INDEPENDENT AUDITORS

It is proposed to approve the appointment of Cowan, Gunteski & Co. as Independent Auditors for the purpose of making the annual audit of the books of account of the Company for the year ending December 31, 2005 and shareholder approval of said appointment is requested.  Cowan, Gunteski & Co. has served as Independent Auditors of the Company since 1990.  There are no affiliations between the Company and Cowan, Gunteski & Co.,  its  partners, associates or employees, other than its employment as Independent Auditors for the Company.  Cowan, Gunteski & Co. has informed the Company that it has no direct or indirect financial interest in the Company.  The Company does not expect any representative of Cowan, Gunteski & Co. to attend the Annual Meeting.

The approval of the appointment of the Independent Auditors must be by the affirmative vote of a majority of the votes cast at the Annual Meeting.  If the stockholders ratify the appointment, the Audit Committee may still, in its discretion, appoint a different independent public accounting firm at any time during the year 2005 if it concludes that such a change will be in the best interest of the Company.  If the stockholders fail to ratify the appointment, the Audit Committee will reconsider, but not necessarily rescind, the appointment of Cowan, Gunteski & Co.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THIS PROPOSAL

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table lists information with respect to the beneficial ownership of the Company’s shares as of August 16, 2005 by:

•

each person known by the Company to beneficially own more than five percent (5%) of the Company’s outstanding shares;

•

the Company’s directors;

•

the Company’s executive officers; and

•

all of the Company’s executive officers and directors as a group.

Unless otherwise indicated, the person or persons named below have sole voting and investment power and that person’s address is c/o Monmouth Capital Corporation, Juniper Business Plaza, 3499 Route 9 North, Suite 3-C, Freehold, New Jersey 07728.  In determining the number and percentage of shares beneficially owned by each person, shares that may be acquired by that person under options exercisable within sixty (60) days of August 16, 2005 are deemed beneficially owned by that person and are deemed outstanding for purposes of determining the total number of outstanding shares for that person and are not deemed outstanding for that purpose for all other shareholders.

Percentage

       Name and Address of

    Amount and Nature of

             of Shares

             Beneficial Owner

    Beneficial Ownership(1)

         Outstanding (2)

Albert D. Mason, Inc.

446,220 (3)

10.39%

50 Congress Street

Boston, Massachusetts  02109

Anna T. Chew

  19,024 (4)

     *

Maureen E. Vecere

         70

     *

Neal Herstik

       500

     *

Eugene W. Landy

304,875 (5) (7) (8)

   7.02%

Michael P. Landy

  45,822 (6)

   1.07%

Eugene D. Rothenberg

    5,814

      *

Robert G. Sampson

  16,986

      *

Stephen B. Wolgin

    5,409

      *

Directors and Officers as a Group

398,400 (7) (8)

   9.17%

________________

*Less than 1%.

(1)

Beneficial ownership, as defined herein, includes Common Stock as to which a person has or shares voting and/or investment power.

(2)

Based on the number of shares outstanding on August 16, 2005, which was 4,295,764.

(3)

Based on NASDAQ Online Breakdown on Ownership as of August 2005.

(4)

Held jointly with Ms. Chew’s husband.

(5)

Includes (a) 10,824 shares held by Mr. Landy’s wife; (b) 32,835 shares held in the Landy & Landy Employees’ Pension Plan, of which Mr. Landy is a Trustee with power to vote; (c) 69,051 shares held in the Landy & Landy Employees’ Profit Sharing Plan of which Mr. Landy is a Trustee with power to vote; (d) 16,498 shares held by Landy Investments, Ltd. of which Mr. Landy has power to vote; (e) 40,000 shares held in the Eugene W. and Gloria Landy Family Foundation, a charitable trust, of which Mr. Landy has power to vote; and (f) 50,000 shares issuable upon exercise of stock option.

(6)

Includes 13,029 shares in custodial accounts for Mr. Landy’s children under the Uniform Gifts to Minor’s Act in which he disclaims any beneficial interest, but has power to vote.

(7)

Excludes 89,261 shares (2.08%) owned by United Mobile Homes, Inc.  Eugene W. Landy beneficially owns approximately 10.3% of the shares of United Mobile Homes, Inc.  Also excludes United’s $6,000,000 investment in the 2003 and 2005 Monmouth Capital Debenture Offerings convertible into 833,332 shares.

(8)

Excludes 43,223 (1.01%) shares owned by Monmouth Real Estate Investment Corporation.  Eugene W. Landy beneficially owns approximately 4.4% of the shares of Monmouth Real Estate Investment Corporation.  Also excludes MREIC’s $500,000 investment in the 2003 Monmouth Capital Debenture Offering convertible into 83,333 shares.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following Summary Compensation Table shows compensation paid by the Company to its Chief Executive Officer for services rendered during the years ended December 31, 2004, 2003 and 2002.  Because no executive officers received total annual salary and bonus exceeding $100,000 which was allocated to the Company, only the compensation paid to the Chief Executive Officer is to be disclosed under the Securities and Exchange Commission disclosure requirements.

Name and Principal	Compensation
Position		Salary	Bonus	Other

Eugene W. Landy	12/31/04	$50,000	None	$ 3,200(1)
Chief Executive Officer	12/31/03	$50,000	None	$20,700(2)
	12/31/02	$50,000	None	$20,700(2)

(1)

Represents directors’ fees.

(2)

Represents directors’ fees and legal fees of $17,500.

Compensation of Directors

The Directors receive a fee of $800 for each Board meeting attended.  Directors appointed to house committees receive $150 for each meeting attended.  Those specific committees are Compensation Committee, Audit Committee, and Nominating Committee.

Stock Option Plan

The Company’s 1994 Stock Option Plan (the 1994 Plan) expired on December 31, 2003.  On September 28, 2004, the shareholders approved and ratified the Company’s 2004 Stock Option Plan (the 2004 Plan) authorizing the grant to officers and key employees of options to purchase up to 750,000 shares of common stock.  Options may be granted at any time up through September 27, 2014.  No option shall be available for exercise beyond ten years.  All options are exercisable after one year from the date of grant.  The option price shall not be below the fair market value at date of grant.  Cancelled or expired options are added back to the pool of shares available under the 2004 Plan.  No grants were made under the 2004 Plan.

The following table sets forth for the executive officer named in the Summary Compensation Table, information regarding stock options outstanding at December 31, 2004:

      Value of

        Number of Unexercised       Unexercised Options

          Shares

    Value         Options at Year-End

 at Year-End

Name

      Exercised  Realized Exercisable/Unexercisable Exercisable/Unexercisable

Eugene W. Landy	-0-	N/A	50,000/	-0-	$155,500/	$ -0-

Other Information

Except for specific agreements, the Company has no retirement plan in effect for officers, directors or employees and, at present, has no intention of instituting such a plan.

Report of Compensation Committee on Executive Compensation

Overview and Philosophy

The Company has a Compensation Committee consisting of three independent outside Directors. This Committee is responsible for making recommendations to the Board of Directors concerning executive compensation. The Compensation Committee takes into consideration three major factors in setting compensation.

The first consideration is the overall performance of the Company.  The Board believes that the financial interests of the executive officers should be aligned with the success of the Company and the financial interests of its shareholders.  Increases in funds from operations, the enhancement of the Company’s equity portfolio, and the success of the Dividend Reinvestment and Stock Purchase Plan all contribute to increases in stock prices thereby maximizing shareholders’ return.

The second consideration is the individual achievements made by each officer.  The Company is a small real estate investment trust (REIT).  The Committee is aware of the contributions made by each officer and makes an evaluation of individual performance based on their own familiarity with the officer.

The final criteria in setting compensation is comparable wages in the industry. In this regard, the REIT industry maintains excellent statistics.

Evaluation

The Committee reviewed the progress made by Eugene W. Landy, Chief Executive Officer, in locating alternative business and investment opportunities.  The Committee decided to continue Mr. Landy’s annual compensation of $50,000.

Compensation Committee:

    Eugene D. Rothenberg

    Robert G. Sampson

Report of Audit Committee

The Board of Directors has adopted a written charter, as amended, for the Audit Committee. The Audit Committee charter is presented on our website at www.monmouthcapital.com.

The Company has an Audit Committee consisting of three “independent” Directors, as defined by the listing standards of the Nasdaq Stock Market.  The Audit Committee’s role is to act on behalf of the Board of Directors in the oversight of all material aspects of the Company’s reporting, internal control and audit functions.

We have reviewed and discussed with management the Company’s audited financial statements as of and for the year ended December 31, 2004.

We have discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees.

We have received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, “Independence Discussions with Audit Committees”, and have discussed with the auditors the auditors’ independence.

Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the  year ended December 31, 2004.

Fees Billed by Independent Auditors

Cowan, Gunteski & Co. served as the Company’s independent auditors for the years ended December 31, 2004 and 2003.  The following are the fees billed by Cowan, Gunteski & Co. in connection with services rendered:

2004

2003

Audit Fees

$26,730

$21,162

Audit Related Fees

   -0-

   -0-

Tax Fees

  15,000

  11,000

All Other Fees

   -0-

    -0-

Total Fees

$41,730

$32,162

======

======

Audit fees include professional services rendered by Cowan, Gunteski & Co. for the audit of the Company’s annual financial statements and reviews of financial statements included in the Company’s quarterly reports on Form 10-Q.  Audit fees also include services that are normally provided by the Company’s independent registered public accounting firm in connection with statutory and regulatory filings, such as consents and assistance with and review of documents filed with the Securities and Exchange Commission.

Tax fees include professional services rendered by Cowan, Gunteski & Co. for the preparation of the Company’s federal and state corporate tax returns and supporting schedules as may be required by the Internal Revenue Service and applicable state taxing authorities.  Tax fees also include other work directly affecting or supporting the payment of taxes, including planning and research of various tax issues.

Audit Committee Pre-Approval Policy

The Audit Committee has adopted a policy for the pre-approval of audit and permitted non-audit services provided by the Company’s principal independent accountants.  The policy requires that all services provided Cowan, Gunteski & Co. to the Company, including audit services, audit-related services, tax services and other services, must be pre-approved by the Committee.  The pre-approval requirements do not prohibit day-to-day normal tax consulting services, which matters will not exceed $5,000 in the aggregate.

The Audit Committee has determined that the provision of the non-audit services described above is compatible with maintaining Cowan, Gunteski & Co.’s independence.

Audit Committee:

Neal Herstik

Eugene D. Rothenberg

Stephen B. Wolgin

COMPARATIVE STOCK PERFORMANCE

The following line graph compares the total return of the Company's Common Stock for the last five fiscal years to the NASDAQ Total Return Index and the NASDAQ Financial Stocks Total Return Index.  The total return reflects stock price appreciation and dividend reinvestment for all three comparative indices. The information herein has been obtained from sources believed to be reliable, but neither its accuracy nor its completeness is guaranteed.

	Monmouth
Year Ended	Capital	NASDAQ	NASDAQ
December 31,	Corporation	Total	Financial

1999	100	100	100
2000	74	61	111
2001	88	48	115
2002	126	33	110
2003	251	49	141
2004	265	53	159

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company operates as part of a group of three public companies (all REITs) which includes the Company, Monmouth Real Estate Investment Corporation (MREIC) and United Mobile Homes, Inc. (UMH), (collectively, the affiliated companies).  Some general and administrative expenses are allocated among the affiliated companies based on use or services provided.  Allocations of salaries and benefits are made based on the amount of the employees’ time dedicated to each affiliated company.

Since the beginning of the Company’s last fiscal year, there have been no transactions or proposed transactions in which any of the Officers and Directors have a material interest.

There are no family relationships between any of the Directors or executive officers, except that Michael P. Landy is the son of Eugene W. Landy, the President and a Director of the Company.

Eugene W. Landy is a partner in the law firm of Landy & Landy, which firm, or its predecessor firms, have been retained by the Company as legal counsel since the formation of the Company, and which firm the Company proposes to retain as legal counsel for the current fiscal year.  The Company now uses outside counsel for most of the legal services required.  The New Jersey Supreme Court has ruled that the relationship of directors also serving as outside counsel is not per se improper, but the attorney should fully discuss the issue of conflict with the other Directors and disclose it as part of the proxy statement so that shareholders can consider the conflict issue when voting for or against the attorney/director nominee.

Transactions with United Mobile Homes, Inc. (United)

United owns and operates manufactured home communities.  Four Directors of the Company are also Directors and shareholders of United.

During the years ended December 31, 2004, 2003, and 2002, the Company (MHS prior to December 6, 2001) sold 3, 4, and 2 manufactured homes, respectively, to United for total sales prices of $64,824, $78,195, and $43,181, respectively, at the Company’s cost.  These sales represented 39%, 29%, and 11%, respectively, of the total sales made by the Company.  These manufactured homes were available through the Company, but could have been acquired by United from a third party at approximately the same price.

United financed/refinanced certain loans made by the Company to third parties during 2004 and 2003.  The total amount financed was $70,150 and $307,745, respectively.

The Company held common stock of United in its securities portfolio at December 31, 2003.  See Note 4 to the Company’s financial statements filed on Form 10-K for December 31, 2004.  During 2004, the Company sold the common stock of United in the open market and recognized a gain of $103,705.

United holds $1,000,000 of the Convertible Subordinated Debentures at December 31, 2004.  During 2005, United invested $5,000,000 in the Company’s 2005 Convertible Subordinated Debentures.

Transactions with Monmouth Real Estate Investment Corporation (MREIC)

MREIC owns industrial properties on long-term net leases to credit tenants.  Three Directors of the Company are also Directors of MREIC.  The Company held common stock of MREIC in its securities portfolio at December 31, 2003.  See Note 4 to the Company’s financial statements filed on Form 10-K for December 31, 2004.  During 2004, the Company sold the common stock of MREIC in the open market and recognized a gain of $1,626.

MREIC owns $500,000 of the Convertible Subordinated Debentures at December 31, 2004.

COMPLIANCE WITH EXCHANGE ACT FILING REQUIREMENTS

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s Officers and Directors, and persons who own more than 10% of the Company’s Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission.  Officers, Directors and greater than 10% shareholders are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms they file.  Based solely on review of the copies of such forms furnished to the Company, the Company believes that, during the year, all Section 16(a) filing requirements applicable to its Officers, Directors and greater than 10% beneficial owners were met.

OTHER MATTERS

As of the date of this Proxy Statement, the Board of Directors of the Company knows of no other matters, other than those stated in this Proxy Statement, that are to be presented for action at the Annual Meeting.  If any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted on any such matters in accordance with the judgment of the persons voting such proxies.  Discretionary authority to vote on such matters is conferred by such proxies upon the persons voting them.

The Company will provide, without charge, to each person being solicited by this Proxy Statement on the written request of any such person, a copy of the Annual Report of the Company on Form 10-K for the year ended December 31, 2004 (as filed with the Securities and Exchange Commission), including the financial statements and schedules thereto.  All such requests should be directed to Monmouth Capital Corporation, Attention: Secretary, Juniper Business Plaza, 3499 Route 9 North, Suite 3-C, Freehold,  New Jersey 07728.

SHAREHOLDER PROPOSALS

In order for Shareholder Proposals for the 2006 Annual Meeting of Shareholders to be eligible for inclusion in the Company’s 2006 Proxy Statement, they must be received by the Company at its principal office at Juniper Business Plaza, 3499 Route 9 North, Suite 3-C, Freehold, New Jersey 07728 not later than April 28, 2006.

BY ORDER OF THE BOARD OF DIRECTORS

          /s/  Elizabeth Chiarella

                                 Elizabeth Chiarella

                               Secretary

Dated: September 6, 2005

Important:  Shareholders can help the Directors avoid the necessity and expense of sending follow-up letters to insure a quorum by promptly returning the enclosed proxy.  The proxy is revocable and will not affect your right to vote in person in the event you attend the meeting.  You are earnestly requested to sign and return the enclosed proxy in order that the necessary quorum may be represented at the meeting.  The enclosed addressed envelope requires no postage and is for your convenience.